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                                                                    EXHIBIT 10.1

                             EQUITY MARKETING, INC.
                                STOCK OPTION PLAN

               1. PURPOSE. The purpose of the Equity Marketing, Inc. Stock Option Plan (the "Plan") is to enable Equity Marketing, Inc. (the "Company") and its stockholders to secure the benefits of common stock ownership by key personnel of the Company and its subsidiaries. The Board of Directors of the Company (the "Board") believes that the granting of options under the Plan will foster the Company's ability to attract, retain and motivate those individuals who will be largely responsible for the profitability and long-term future growth of the Company.

               2. STOCK SUBJECT TO THE PLAN. The Company may issue and sell a total of 2,240,000 shares of its common stock (the "Common Stock"), pursuant to the Plan. Such shares may be either authorized and unissued or held by the Company in its treasury. New options may be granted under the Plan with respect to shares of Common Stock which are covered by the unexercised portion of an option which has terminated or expired by its terms, by cancellation or otherwise.

               3. ADMINISTRATION. The Plan will be administered by the Board, or at the discretion of the Board, a committee (the "Committee") consisting of at least two directors appointed by and serving at the pleasure of the Board. If the Plan is administered by the Board, references in the Plan to the "Committee" shall mean the "Board". Subject to the provisions of the Plan, the Committee, acting in its sole and absolute discretion, will have full power and authority to grant options under the Plan, to interpret the provisions of the Plan, to fix and interpret the provisions of option agreements made under the Plan, to supervise the administration of the Plan, and to take such other action as may be necessary or desirable in order to carry out the provisions of the Plan. A majority of the members of the Committee will constitute a quorum. The Committee may act by the vote of a majority of its members present at a meeting at which there is a quorum or by unanimous written consent. The decision of the Committee as to any disputed question, including questions of construction, interpretation and administration, will be final and conclusive on all persons. The Committee will keep a record of its proceedings and acts and will keep or cause to be kept such books and records as may be necessary in connection with the proper administration of the Plan.

               4. ELIGIBILITY. Options may be granted under the Plan to present or future key employees of the Company or a subsidiary of the Company (a "Subsidiary") within the meaning of Section 424(f) of the Internal Revenue Code of 1986 (the "Code"), and to consultants to the Company or a Subsidiary who are not employees. Options may also be granted to directors of the Company who are not employees of or consultants to the Company and/or a Subsidiary. (An option may be granted to an employee, in connection with hiring, retention or otherwise, prior to the date the employee first performs services for the Company or a Subsidiary, provided that such options shall not become vested prior to the date the employee first performs such services.) Subject to the provisions of the Plan, the Committee may from time to time select the persons to whom options will be granted,


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and will fix the number of shares covered by each such option and establish the terms and conditions thereof (including, without limitation, the exercise price, restrictions on exercisability of the option and/or on the disposition of the shares of Common Stock issued upon exercise thereof, and whether or not the option is to be treated as an incentive stock option within the meaning of
Section 422 of the Code (an "Incentive Stock Option")).

               5. TERMS AND CONDITIONS OF OPTIONS. Each option granted under the Plan will be evidenced by a written agreement in a form approved by the Committee. Each such option will be subject to the terms and conditions set forth in this paragraph and such additional terms and conditions not inconsistent with the Plan as the Committee deems appropriate. No person may receive options to purchase more than 500,000 shares of Common Stock under the Plan.

                      (a) OPTION EXERCISE PRICE. In the case of an option which is not treated as an Incentive Stock Option, the exercise price per share may not be less than the par value of a share of Common Stock on the date the option is granted; and, in the case of an Incentive Stock Option, the exercise price per share may not be less than 100% of the fair market value of a share of Common Stock on the date the option is granted (110% in the case of an optionee who, at the time the option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Subsidiary (a "ten percent shareholder")). For purposes hereof, the fair market value of a share of Common Stock on any date will be equal to the closing sale price per share as published by a national securities exchange on which shares of the Common Stock are traded on such date or, if there is no sale of Common Stock on such date, the average of the bid and asked prices on such exchange at the closing of trading on such date or, if shares of the Common Stock are not listed on a national securities exchange on such date, the closing price or, if none, the average of the bid and asked prices in the over the counter market at the close of trading on such date, or if the Common Stock is not traded on a national securities exchange or the over the counter market, the fair market value of a share of the Common Stock on such date as determined in good faith by the Committee.

                      (b) OPTION PERIOD. The period during which an option may be exercised will be fixed by the Committee and will not exceed ten years from the date the option is granted (five years in the case of an Incentive Stock Option granted to a "ten percent shareholder").

                      (c) EXERCISE OF OPTIONS. No option will become exercisable unless the person to whom the option is granted remains in the continuous employ or service of the Company or a Subsidiary for at least one year (or for such other period as the Committee may designate) from the date the option is granted. The Committee will determine and will set forth in the option agreement any vesting or other restrictions on the exercisability of the option, subject to any earlier termination of the option required hereunder. All or part of the exercisable portion of an option may be exercised at any time during the option period. An option may be exercised by transmitting to the Company (1) a written notice specifying the number of shares to be purchased, and (2) payment of the exercise price, together with the amount, if any, deemed necessary by the Committee to


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enable the Company to satisfy its income tax withholding obligations with respect to such exercise (unless other arrangements acceptable to the Company are made with respect to the satisfaction of such withholding obligations).

                      (d) PAYMENT OF EXERCISE PRICE. Options are exercised by payment of the full amount of the purchase price to the Company. The payment shall be in the form of cash or such other forms of consideration as the Committee shall deem acceptable or such other methods of payment as the Committee shall deem acceptable.

                      (e) RIGHTS AS A STOCKHOLDER. No shares of Common Stock will be issued in respect of the exercise of an option granted under the Plan until full payment therefor has been made. The holder of an option will have no rights as a stockholder with respect to any shares covered by an option until the date a stock certificate for such shares is issued to him or her. Except as otherwise provided herein, no adjustments shall be made for dividends or distributions of other rights for which the record date is prior to the date such stock certificate is issued.

                      (f) NONTRANSFERABILITY OF OPTIONS. Unless otherwise determined by the Committee, no option shall be assignable or transferable except upon the optionee's death to a beneficiary designated by the optionee in accordance with procedures established by the Committee or, if no designated beneficiary shall survive the optionee, pursuant to the optionee's will or by the laws of descent and distribution. Unless otherwise determined by the Committee, during an optionee's lifetime, options may be exercised only by the optionee or, in the event of the optionee's disability (as defined below), the optionee's guardian or legal representative.

                      (g) TERMINATION OF EMPLOYMENT OR OTHER SERVICE. Unless otherwise determined by the Committee, if an optionee ceases to be employed by or to perform services for the Company or any Subsidiary for any reason other than death or disability (as defined below), then each outstanding option granted to him or her under the Plan will terminate six months after the date of such termination of employment or service. If an optionee's employment or service is terminated by reason of the optionee's death or disability, then each outstanding option granted to the optionee under the Plan will terminate on the date one year after the date of such termination of employment or service. For purposes hereof, the term "disability" means a determination to that effect under the group long-term disability plan of the Company; provided, however, that in no event will an optionee be considered to be disabled for purposes of this Plan if, at the sole discretion of the Committee, the optionee's disability is a result of intentionally self-inflicted injuries (while sane or insane), alcohol or drug abuse, or a criminal act for which the optionee is convicted or to which the optionee pleads guilty or nolo contendere.

                      (h) OTHER PROVISIONS. The Committee may impose such other conditions with respect to the exercise of options, including, without limitation, any conditions relating to the application of federal or state securities laws, as it may deem necessary or advisable.


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               6. CAPITAL CHANGES, REORGANIZATION, SALE.

                      (a) ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event of a stock split, stock dividend, recapitalization, merger, consolidation, split-up, combination, exchange of shares, or similar change affecting Common Stock, the Committee shall authorize such adjustments as it may deem appropriate with respect to the following: (1) the number and/or kind of shares covered by each outstanding option; (2) the aggregate number and/or kind of shares for which options may be granted under this Plan; and (3) the exercise price per share in respect of each outstanding option. The Committee may also make such adjustments in the event of a spinoff (or other distribution) of Company assets to stockholders, other than normal cash dividends. Except as set forth above in this section 6(a), no issuance by the Company of shares of stock of any class, or securities convertible into, or options or warrants to purchase shares of any class of stock, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to any option.

                      (b) CASH, STOCK OR OTHER PROPERTY FOR STOCK. In the event of an Exchange Transaction (as defined below), all optionees will be permitted to exercise their outstanding options in whole or in part (whether or not otherwise exercisable) immediately prior to such Exchange Transaction, and any outstanding options which are not exercised before the Exchange Transaction will thereupon terminate.

                      (c) DEFINITION OF EXCHANGE TRANSACTION. For purposes hereof, the term "Exchange Transaction" means a sale of substantially all of the assets of the Company, a liquidation or dissolution of the Company, or a merger, consolidation or similar transaction in which the Company is not the Surviving Corporation. The determination as to which party to a merger or consolidation is the "Surviving Corporation" shall be made on the basis of the relative equity interests of the shareholders in the corporation existing after the transaction, as follows: if immediately following any merger or consolidation the holders of outstanding voting securities of the Company immediately prior to the merger or consolidation own equity securities possessing more than 50% of the voting power of the corporation existing following the merger or consolidation, then for purposes of this Plan, the Company shall be the Surviving Corporation. In all other cases, the Company shall not be the Surviving Corporation. In making the determination of ownership by the shareholders of a corporation immediately after the merger or consolidation, equity securities which the shareholders owned immediately before the merger or consolidation as shareholders of another party to the transaction shall be disregarded. Further, for purposes of this section 6(c) only, outstanding voting securities of a corporation shall be calculated by assuming the conversion of all equity securities convertible (immediately or at some future time) into shares entitled to vote.

                      (d) FRACTIONAL SHARES. In the event of any adjustment in the number of shares covered by any option pursuant to the provisions hereof, any fractional shares resulting from such adjustment will be disregarded, and each such option will cover only the number of full shares resulting from the adjustment.


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               7. AMENDMENT AND TERMINATION OF THE PLAN. The Board may amend or terminate the Plan. Except as otherwise provided in the Plan with respect to equity changes, any amendment which would increase the aggregate number of shares of Common Stock as to which options may be granted under the Plan, materially increase the benefits under the Plan, or modify the class of persons eligible to receive options under the Plan shall be subject to the approval of the Company's stockholders. No amendment or termination may affect adversely any outstanding option without the written consent of the optionee.

               8. NO RIGHTS CONFERRED. Neither the adoption of this Plan nor the granting of any option shall affect or restrict in any way the power of the Company to undertake any corporate action otherwise permitted under applicable law or confer upon any optionee the right to continue performing services for the Company or a Subsidiary, nor shall it interfere in any way with the right of the Company or a Subsidiary to terminate the services of any optionee at any time, with or without cause. No optionee shall have any rights as a stockholder with respect to any shares covered by an option until the date a certificate for such shares has been issued to the optionee following the exercise of an option.

               9. GOVERNING LAW. The Plan and each option agreement granted thereunder shall be governed by the laws of the State of Delaware, without regard to the conflict of law provisions of any state.

               10. DECISIONS AND DETERMINATIONS OF COMMITTEE TO BE FINAL. Except to the extent rights or powers under this Plan are reserved specifically to the discretion of the Board, all decisions and determinations of the Committee are final and binding.

               11. TERM OF THE PLAN. The Plan shall be effective as of January 1, 1992, the date on which it was adopted by the Board and approved by the stockholders of the Company. The Plan will terminate on December 31, 2001, the date ten years after the date of adoption, unless sooner terminated by the Board. The rights of optionees under options outstanding at the time of the termination of the Plan shall not be affected solely by reason of the termination and shall continue in accordance with the terms of the option (as then in effect or thereafter amended).

               12. INDEMNIFICATION. To the maximum extent permitted by law, the Company shall indemnify each member of the Committee and of the Board, as well as any other employee of the Company with duties under this Plan, against expenses (including any amount paid in settlement) reasonably incurred by the individual in connection with any claims against the individual by reason of the performance of the individual's duties under this Plan, unless the losses are due to the individual's gross negligence or lack of good faith. The Company will have the right to select counsel and to control the prosecution or defense of the suit. The Company will not be required to indemnify any person for any amount incurred through any settlement unless the Company consents in writing to the settlement.


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